UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

DELMAR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54801	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of principal executive offices) (zip code)

(604) 629-5989

 (Registrant's telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2017, DelMar Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors for the sale by the Company of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a registered direct offering. Certain other investors provided orders for shares of the Common Stock with the placement agent in lieu of entering the Purchase Agreement. The investors in this offering have agreed to purchase, and the Company has agreed to sell, an aggregate of 2,769,232 shares of the Common Stock and warrants to purchase an aggregate of 2,076,924 shares of Common Stock (the “Warrants”), at a purchase price of $3.25 per share and related warrant. Subject to certain ownership limitations, the Warrants will be exercisable commencing on the issuance date at an exercise price equal to $3.50 per whole share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the date of issuance. The aggregate gross proceeds for the sale of the shares of Common Stock and Warrants will be approximately $9,000,000. The closing of the sales of the shares of Common Stock and Warrants is expected to occur on April 18, 2017 and is subject to customary closing conditions.

Rodman & Renshaw, a unit of H.C. Wainwright & Co, LLC. (the “Placement Agent”), acted as the exclusive placement agent in connection with the offering.

The net proceeds to the Company from the transaction, after deducting the placement agent’s fees and expenses (not including the Placement Agent Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $8,000,000. The Company intends to use the net proceeds from the transactions for general corporate purposes, which may include working capital, capital expenditures, research and development and other commercial expenditures.

The securities sold in the offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2016 and subsequently declared effective on September 27, 2016 (File No. 333-213601) (the “Registration Statement”), and the base prospectus dated as of September 27, 2016 contained therein. The Company will file a prospectus supplement with the SEC in connection with the sale of the securities.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Company also entered into an exclusive engagement letter, as amended (the “Engagement Letter”) with the Placement Agent. The engagement letter expires April 20, 2017. The Company has agreed to pay the Placement Agent an aggregate fee equal to 7% of the aggregate gross proceeds received by the Company from the sale of the shares of Common Stock and Warrants in the transactions plus a management fee equal to 1% of the gross proceeds from the offering. Pursuant to the Engagement Letter, the Company also agreed to grant to the Placement Agent, or its designees, warrants to purchase that number of shares of Common Stock equal to 5% of the aggregate number of shares of Common Stock placed in this offering (but not with respect to any shares of common stock issuable upon exercise of Warrants issued in this offering) at an exercise price of $4.06 per share (the “Placement Agent Warrants”). Other than the exercise price, the Placement Agent Warrants will be identical to the Warrants offered to investors, and the Placement Agent Warrants will be restricted from transfer for 180 days pursuant to FINRA Rule 5110(g). The Engagement Letter provides for a tail period and right of first refusal period for up to nine months, indemnity and other customary provisions for transactions of this nature.

The forms of the Purchase Agreement and the Warrant, as well as the Engagement Letter, Amendment No. 1 to the Engagement Letter and Amendment No. 2 to the Engagement Letter are filed as Exhibits 10.1, 4.1 and 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the opinion of Fennemore Craig, P.C. relating to the legality of the securities offered by us is attached as Exhibit 5.1 hereto.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 above as to the Placement Agent Warrants. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

Item 7.01	Regulation FD Disclosure.

On April 12, 2017, the Company issued a press release announcing the proposed offering. On April 13, 2017, the Company issued a press release announcing the pricing of the offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Forward-Looking Statements

Certain of the foregoing statements are forward-looking statements that involve a number of risks and uncertainties, including statements relating to expectations regarding the completion of the Offering. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to the Company’s filings under the Securities Exchange Act for additional factors that could cause actual results to differ materially, including the Risk Factors described in the Form 10-K for the fiscal year ended June 30, 2016. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant

5.1	Opinion of Fennemore Craig, P.C.

10.1	Form of Purchase Agreement, dated as of April 12, 2017 among DelMar Pharmaceuticals, Inc. and the purchasers thereunder

10.2	Engagement Letter, dated January 24, 2017 between DelMar Pharmaceuticals, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC.

10.3	Amendment No. 1, dated February 21, 2017 between DelMar Pharmaceuticals, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC.

10.4	Amendment No. 2, dated April 4, 2017 between DelMar Pharmaceuticals, Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC.

23.1	Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)

99.1	Press release of DelMar Pharmaceuticals, Inc. issued April 12, 2017

99.2	Press release of DelMar Pharmaceuticals, Inc. issued April 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Dated: April 13, 2017	By:	/s/ Scott Praill
Name: Scott Praill
Title: Chief Financial Officer